UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2004

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28304 (File number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive office)		92506 (Zip Code)

Registrant's telephone number, including area code:  (909) 686-6060

(Former name or former address, if changed since last report)


Item 9.  REGULATION FD DISCLOSURE

       Riverside, California  -  July 26, 2004  -  Provident Financial Holdings, Inc. ("Corporation"), NASDAQ: PROV, the holding company for Provident Savings Bank, F.S.B., announced that the Corporation amended Page 2 of the Financial Highlights Presentation ("Presentation") on the Corporation's website, www.myprovident.com, in the Investor Relations section under Presentations. The Presentation has been amended to describe EPS (ttm) of $2.09 in accordance with its Press Release and Form 8-K dated July 22, 2004. The original Presentation was furnished to the Securities and Exchange Commission on Form 8-K on July 23, 2004, and is amended by this Form 8-K/A. A copy of Page 2 of the Presentation follows.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2004	Provident Financial Holdings, Inc.

/s/ Donavon P. Ternes Donavon P. Ternes Chief Financial Officer (Principal Financial and Accounting Officer)


Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq NM:	PROV
Share price:	$23.65
52-week range:	$18.75 - $26.00
Shares outstanding	7,091,719 shares
Market cap:	$167.7 million
P/E (ttm):	11.32
EPS (ttm):	$2.09
Annual div & yield:	$0.40 (1.69%)
Div distribution date:	10-Sep-04
Div record date:	17-Aug-04
As of June 30, 2004.	

2
